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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 31, 2003

Inverness Medical Innovations, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-16789 (Commission file number)	04-3565120 (IRS Employer Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453 (Address of principal executive offices)
Registrant's telephone number, including area code: (781) 647-3900
Not Applicable (Former name or former address, if changed since last report)

ITEM 7. EXHIBITS

  (c)
  Exhibits: The following exhibit is furnished with this report:

Exhibit Number	Description
99.1	Press Release dated July 31, 2003, entitled "Inverness Medical Innovations Announces Second Quarter Results"

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On July 31, 2003, Inverness Medical Innovations, Inc. issued a press release entitled "Inverness Medical Innovations Announces Second Quarter Results," a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
	By:	/s/ DUANE L. JAMES Duane L. James Vice President of Finance and Treasurer
Dated: August 1, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 31, 2003, entitled "Inverness Medical Innovations Announces Second Quarter Results"

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ITEM 7. EXHIBITS
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
EXHIBIT INDEX